UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2008
Gen-Probe Incorporated
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31279 (Commission File Number)	33-0044608 (I.R.S. Employer Identification No.)

10210 Genetic Center Drive
San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 410-8000
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On June 3, 2008, Gen-Probe Incorporated announced that it had launched an all cash tender offer to acquire Innogenetics NV. A copy of the press release announcing the launch of the tender offer is filed as Exhibit 99.1 to this Current Report.
Item 9.01. Financial Statements and Exhibits.
(d)	The following exhibit is filed with this Current Report:

Exhibit Number	Description

99.1	Press Release dated June 3, 2008
Forward-Looking Statements
     Any statements in this Current Report relating to the tender offer and our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as believe, will, expect, anticipate, estimate, intend, plan and would. For example, statements concerning the expected benefits of the proposed acquisition and expected financial results are all forward-looking statements. Forward-looking statements are not guarantees of performance. They involve known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to differ materially from those expressed or implied. Some of these risks, uncertainties and assumptions include but are not limited to: (i) the risks that the closing conditions of the tender offer may not be satisfied or may take longer to satisfy than anticipated or that Solvay will increase its offer price above our offer price, (ii) the risk that we will not successfully integrate Innogenetics or achieve expected strategic or financial benefits, (iii) the risk that an insufficient number of shares of Innogenetics, including the approximately 10% of the outstanding shares owned by Solvay, will be tendered to enable us to squeeze out minority shareholders and that Innogenetics will become a majority-owned subsidiary that remains publicly traded on the Euronext Brussels, (iv) facts relating to Innogenetics that may affect timing, or strategic and other benefits of the proposed acquisition, are unknown to us, and (v) the risk that we may not achieve our expected 2008 or 2009 growth, revenue, earnings or other financial targets that are assumed in our accretion analysis. The foregoing list sets forth some, but not all, of the factors that could affect our ability to achieve results described in any forward-looking statements. For additional information about risks and uncertainties we face and a discussion of our financial statements and footnotes, see documents we file with the SEC, including our most recent annual report on Form 10-K and all subsequent periodic reports. We assume no obligation and expressly disclaim any duty to update forward-looking statements to reflect events or circumstances after the date of this Current Report or to reflect the occurrence of subsequent events.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2008	GEN-PROBE INCORPORATED
	By:	/s/ R. William Bowen
R. William Bowen
Senior Vice President, General Counsel and Secretary

EXHIBITS

Exhibit Number	Description

99.1	Press Release dated June 3, 2008